Waddell & Reed Advisors
                                Continental
                                Income Fund,
                                Inc.

                                SEMIANNUAL
                                REPORT
                                -------------------------------------------
                                For the six months ended September 30, 2000

                CONTENTS

                3     President's Letter

                5     Performance Summary

                7     Portfolio Highlights

                8     Investments

               13     Statement of Assets and Liabilities

               14     Statement of Operations

               15     Statement of Changes in Net Assets

               16     Financial Highlights

               20     Notes to Financial Statements

               25     Independent Auditors' Report

               26     Directors & Officers














       This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Continental Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Continental Income Fund, Inc. current prospectus and current Fund performance information.

       PRESIDENT'S LETTER OF CONTINENTAL INCOME FUND
       SEPTEMBER 30, 2000


       Dear Shareholder:

       We are delighted to share with you this report on your Fund's operations for the six months ended September 30, 2000.

       The last six months marked an unusual and frenetic time for the markets and the economy. Concerns during the second quarter of 2000 centered on a soaring economy, the potential for increased inflation and a drop in the valuation of technology stocks. During the third quarter, rising energy prices, a faltering euro, worries about violence in the Middle East and doubts about third quarter corporate earnings reports replaced those previous concerns.

       Together, these issues served to depress stock prices as we entered the fourth quarter of 2000. Additionally, a pending presidential election has made the Federal Reserve hesitant to take any action, although it appears that a soft landing has been engineered for the once-flying economy.

       For the last six months, the technology-heavy Nasdaq Composite Index was down 19.68 percent, while the Nasdaq Industrial Index was down
       15.43 percent. The performance of the two major indices was also down over the period, as the Standard & Poor's 500 declined 3.81 percent and the Dow Jones Industrial Average was down a more modest 1.82 percent. During the third quarter of 2000, the Dow rebounded a bit, increasing 2.36 percent.

       By contrast, bonds have done fairly well during the last six months. It appears that a combination of decreasing concerns about inflation and the Fed being less aggressive in raising interest rates has helped bond performance during the period.

       Going forward, we believe it is essential for investors to maintain a long-term perspective and to stick with specific financial plans. Short-term downturns often create excellent buying opportunities, as well as opportunities to further diversify a portfolio.

       Overall, investors have been rewarded well in recent years. Those who continue a structured and consistent investment program remain well positioned to take advantage of opportunities, including those presented by the market's occasional downdrafts. Just as we urge you not to become unduly concerned if the market moves downward in the near term, we would urge that you not become too exuberant when it moves higher in similarly short time periods.

       It is impossible to predict with certainty where markets will go next, but one thing that remains certain is that a well-thought-out investment plan is important. Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan, despite market fluctuations, could be your key to a sound financial future. Thank you for your ongoing commitment and support.

       Respectfully,


       Robert L. Hechler
       President

       SHAREHOLDER SUMMARY
       --------------------------------------------------------------
       Waddell & Reed Advisors Continental Income Fund, Inc.

       PORTFOLIO STRATEGY:
       Normally not more than          GOALS:  To seek to provide current
       75% of assets in                        income.  As a secondary goal,
       Common Stocks                           the Fund seeks long-term
                                               appreciation of capital.
       Normally at least 25%
       of assets in Debt Securities STRATEGY:  Invests primarily in income-
       or Preferred Stock                      producing securities
                                               including equity securities
       Generally less than 10%                 of medium to large, well-
       Foreign Securities                      established dividend-paying
                                               companies and debt securities,
                                               either U.S. Government
                                               securities or investment-grade
                                               corporate bonds.

                                     FOUNDED:  1970

                SCHEDULED DIVIDEND FREQUENCY:  QUARTERLY (March, June,
                                               September, December)


       PERFORMANCE SUMMARY -- Class A Shares
                  PER SHARE DATA
       For the Six Months Ended September 30, 2000
       -------------------------------------------
       DIVIDENDS PAID                   $0.08
                                        =====
       NET ASSET VALUE ON
          9-30-00                      $ 8.07
          3-31-00                        8.20
                                       ------
       CHANGE PER SHARE                $(0.13)
                                       ======

       Past performance is not necessarily indicative of future results.

       AVERAGE ANNUAL TOTAL RETURN (1)
                                 Class A                     Class B
                         -----------------------    -----------------------*
                              With      Without        With         Without
       Period            Sales Load(2)Sales Load(3)   CDSC(4)       CDSC(5)
       ------            ----------   ----------    -----------    ----------
        1-year period
          ended 9-30-00     7.38%       13.93%           ---           ---
        5-year period
          ended 9-30-00    10.24%       11.55%           ---           ---
       10-year period
          ended 9-30-00    12.23%       12.89%           ---           ---
       Cumulative return
          since inception
          of Class (6)       ---         ---            6.55%         11.52%

       (1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
       (2)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
       (3)Performance data does not take into account the sales load deducted on an initial purchase.
       (4)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
       (5)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
       (6)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).


        AVERAGE ANNUAL TOTAL RETURN(1)
                                 Class C               Class Y(2)
                         -----------------------       ----------
                              With      Without
       Period               CDSC(3)      CDSC(4)
       ------            ----------   ----------
        1-year period
          ended 9-30-00      ---         ---            14.28%
        5-year period
          ended 9-30-00      ---         ---             ---
       10-year period
          ended 9-30-00      ---         ---             ---
       Cumulative return
          since inception
          of Class(5)      10.73%       11.73%           ---
       Since inception
          of Class(5)        ---         ---            11.24%

       (1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
       (2)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
       (3)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment.
       (4)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
       (5)10-5-99 for Class C shares and 1-4-96 for Class Y shares (the date on which shares were first acquired by shareholders).

       PORTFOLIO HIGHLIGHTS

       On September 30, 2000, Waddell & Reed Advisors Continental Income Fund, Inc. had net assets totaling $577,051,979 invested in a diversified portfolio of:

         59.59% Common Stocks
         25.82% United States Government Securities
          7.72% Cash and Cash Equivalents
          6.21% Corporate Debt Securities
          0.66% Preferred Stock


       As a shareholder of Waddell & Reed Advisors Continental Income Fund, Inc., for every $100 you had invested on September 30, 2000, your Fund owned:

         $31.41 Manufacturing Stocks
          25.82 United States Government Securities
          12.46 Other Stocks
           8.87 Finance, Insurance and Real Estate Stocks
           7.72 Cash and Cash Equivalents
           6.85 Transportation, Communication, Electric and Sanitary Services Stocks
           6.21 Corporate Debt Securities
           0.66 Preferred Stock

       THE INVESTMENTS OF
       WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.
       SEPTEMBER 30, 2000

                                                      Shares       Value

       COMMON STOCKS
       Business Services - 2.88%
         Intuit Inc.* ............................    80,000$  4,562,500
         Microsoft Corporation* ..................   106,000   6,393,125
         Oracle Corporation* .....................    72,000   5,670,000
          Total  .................................            16,625,625

       Chemicals and Allied Products - 10.69%
         Air Products and Chemicals, Inc. ........   222,600   8,013,600
         American Home Products Corporation ......   123,800   7,002,438
         Bristol-Myers Squibb Company ............   130,000   7,426,250
         Colgate-Palmolive Company ...............    85,000   4,012,000
         Dow Chemical Company (The) ..............   220,000   5,486,250
         Forest Laboratories, Inc. ...............    65,000   7,454,687
         Merck & Co., Inc. .......................    90,000   6,699,375
         Pfizer Inc. .............................   239,750  10,773,766
         Pharmacia Corporation ...................    55,930   3,366,287
         Smith International, Inc.* ..............    17,800   1,451,812
          Total  .................................            61,686,465

       Communication - 4.45%
         Cox Communications, Inc., Class A* ......    86,000   3,289,500
         General Motors Corporation, Class H .....    55,440   2,061,259
         Nextel Communications, Inc.* ............    60,000   2,806,875
         SBC Communications Inc. .................   125,000   6,250,000
         Sprint Corporation - FON Group ..........   160,000   4,690,000
         Vodafone Airtouch Public Limited
          Company,  ADR  .........................    70,000   2,590,000
         Williams Communications Group, Inc.* ....   200,100   4,002,000
          Total  .................................            25,689,634

       Depository Institutions - 2.25%
         Bank of America Corporation .............   159,904   8,374,972
         Chase Manhattan Corporation (The) .......   100,000   4,618,750
          Total  .................................            12,993,722

       Electric, Gas and Sanitary Services - 1.66%
         Unicom Corporation ......................   170,000   9,551,875

       Electronic and Other Electric Equipment - 4.52%
         Analog Devices, Inc.* ...................    87,000   7,182,937
         General Electric Company ................   100,100   5,774,519
         Intel Corporation .......................    70,000   2,907,187
         Nokia Corporation, Series A, ADR ........   115,000   4,578,495
         Nortel Networks Corporation .............    95,000   5,658,438
          Total  .................................            26,101,576

       Fabricated Metal Products - 0.55%
         Tower Automotive, Inc.* .................   340,000   3,187,500


                  See Notes to Schedule of Investments on page 12.

       THE INVESTMENTS OF
       WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.
       SEPTEMBER 30, 2000

                                                      Shares       Value

       COMMON STOCKS (Continued)
       Food and Kindred Products - 2.86%
         Anheuser-Busch Companies, Inc. ..........   100,000$  4,231,250
         PepsiCo, Inc. ...........................   160,000   7,360,000
         Seagram Company Ltd. (The) ..............    85,000   4,882,187
          Total ..................................            16,473,437

       Food Stores - 1.37%
         Kroger Co. (The)* .......................   350,000   7,896,875

       Furniture and Fixtures - 0.52%
         Lear Corporation* .......................   145,400   2,989,787

       General Merchandise Stores -2.63%
         BJ's Wholesale Club, Inc.* ..............   170,000   5,801,250
         Target Corporation ......................   225,000   5,765,625
         Wal-Mart Stores, Inc. ...................    75,000   3,609,375
          Total  .................................            15,176,250

       Industrial Machinery and Equipment -3.79%
         Apple Computer, Inc.* ...................    74,000   1,903,187
         Caterpillar Inc. ........................   160,000   5,400,000
         EMC Corporation* ........................   100,800   9,991,800
         Hewlett-Packard Company .................    47,000   4,559,000
          Total  .................................            21,853,987

       Insurance Agents, Brokers and Service - 1.95%
         Hartford Financial Services
          Group Inc. (The)  ......................   154,000  11,232,375

       Insurance Carriers -1.74%
         Berkshire Hathaway Inc., Class B* .......     3,000   6,210,000
         Lincoln National Corporation ............    80,000   3,850,000
          Total  .................................            10,060,000

       Motion Pictures - 1.55%
         News Corporation Limited (The), ADR .....    90,000   5,045,625
         Time Warner Incorporated ................    50,000   3,912,500
          Total  .................................             8,958,125

       Nondepository Institutions - 2.93%
         Fannie Mae ..............................   125,000   8,937,500
         Freddie Mac .............................   147,000   7,947,188
          Total  .................................            16,884,688


                  See Notes to Schedule of Investments on page 12.

       THE INVESTMENTS OF
       WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.
       SEPTEMBER 30, 2000

                                                      Shares       Value

       COMMON STOCKS (Continued)
       Oil and Gas Extraction -3.18%
         Burlington Resources Incorporated .......   218,600$  8,047,213
         Schlumberger Limited ....................   110,000   9,054,375
         Transocean Sedco Forex Inc. .............    21,296   1,248,478
          Total  .................................            18,350,066

       Paper and Allied Products - 0.58%
         International Paper Company .............   116,000   3,327,750

       Petroleum and Coal Products - 3.48%
         BP Amoco p.l.c., ADR ....................    88,096   4,669,088
         Exxon Mobil Corporation .................    83,169   7,412,437
         Royal Dutch Petroleum Company, NY Shares.    55,000   3,296,563
         Texaco Inc. .............................    90,000   4,725,000
          Total  .................................            20,103,088

       Primary Metal Industries - 1.00%
         Alcan Aluminium Limited .................   200,000   5,787,500

       Printing and Publishing - 0.89%
         Meredith Corporation ....................   175,000   5,162,500

       Stone, Clay and Glass Products - 0.57%
         Corning Incorporated ....................    11,000   3,267,000

       Transportation by Air - 0.74%
         UAL Corporation .........................   102,000   4,284,000

       Transportation Equipment - 1.96%
         Boeing Company (The) ....................   125,000   7,875,000
         General Motors Corporation ..............    52,647   3,422,055
          Total  .................................            11,297,055

       Wholesale Trade -- Nondurable Goods - 0.85%
         Enron Corp. .............................    56,000   4,907,000

       TOTAL COMMON STOCKS - 59.59%                         $343,847,880
         (Cost: $281,482,825)

       PREFERRED STOCK - 0.66%
       Communication
         Cox Communications, Inc.,
          7.0%, Convertible  .....................    71,000$  3,798,500
         (Cost: $3,550,000)


                  See Notes to Schedule of Investments on page 12.

       THE INVESTMENTS OF
       WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.
       SEPTEMBER 30, 2000

                                                   Principal
                                                   Amount in
                                                   Thousands       Value

       CORPORATE DEBT SECURITIES
       Chemicals and Allied Products - 0.40%
         American Home Products Corporation,
          7.9%, 2-15-05  .........................   $ 2,250$  2,315,700

       Communication - 1.50%
         Bell Atlantic Financial Services, Inc.,
          Convertible,
          5.75%, 4-1-03 (A)  .....................     3,000   3,011,790
         BellSouth Savings and Security ESOP Trust,
          9.125%, 7-1-03  ........................     1,636   1,689,823
         Comcast Corporation, ZONES, Convertible,
          2.0%, 10-15-29  ........................     2,750   2,629,082
         Southwestern Bell Telephone Company,
          5.77%, 10-14-03  .......................     1,350   1,314,427
          Total  .................................             8,645,122

       Depository Institutions - 0.36%
         Wachovia Corporation,
          6.25%, 8-4-08  .........................     2,250   2,104,155

       Electric, Gas and Sanitary Services - 0.30%
         California Infrastructure and Economic Development
          Bank, Special Purpose Trust SCE-1,
          6.38%, 9-25-08  ........................     1,750   1,719,918

       Food and Kindred Products - 0.77%
         Coca-Cola Enterprises Inc.,
          6.7%, 10-15-36  ........................     4,500   4,450,545

       Industrial Machinery and Equipment - 0.38%
         Tyco International Group S.A.,
          6.375%, 6-15-05  .......................     2,250   2,185,673

       Nondepository Institutions - 1.23%
         General Electric Capital Corporation,
          8.3%, 9-20-09  .........................     6,500   7,074,990

       Rubber and Miscellaneous Plastics Products - 0.69%
         Mark IV Industries, Inc., Convertible,
          4.75%, 11-1-04 (A)  ....................     4,000   4,000,000


                  See Notes to Schedule of Investments on page 12.

       WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.
       SEPTEMBER 30, 2000

                                                   Principal
                                                   Amount in
                                                   Thousands       Value

       CORPORATE DEBT SECURITIES (Continued)
       Transportation by Air - 0.58%
         Southwest Airlines Co.,
          7.875%, 9-1-07  ........................   $ 3,300$  3,340,491

       TOTAL CORPORATE DEBT SECURITIES - 6.21%               $35,836,594
         (Cost: $36,192,932)

       UNITED STATES GOVERNMENT SECURITIES
         Federal Home Loan Mortgage Corporation,
          6.625%, 9-15-09  .......................     5,000   4,940,600
         Federal National Mortgage Association:
          6.0%, 6-25-07  .........................     3,000   2,969,040
          6.51%, 5-6-08  .........................     6,750   6,445,170
          8.25%, 6-1-08  .........................       260     263,560
          6.19%, 7-7-08  .........................     4,500   4,212,405
          6.625%, 9-15-09  .......................     4,000   3,952,480
          7.25%, 1-15-10  ........................     5,000   5,156,250
         Government National Mortgage Association:
          9.0%, 7-15-16  .........................        30      31,235
          9.0%, 8-15-16  .........................       198     206,748
          9.0%, 10-15-16  ........................       326     341,205
          9.0%, 11-15-16  ........................       105     110,164
          9.0%, 1-15-17  .........................        52      53,932
          9.0%, 3-15-17  .........................       120     125,257
          9.0%, 4-15-17  .........................       103     108,152
          9.0%, 7-15-17  .........................        54      56,135
          6.5%, 8-15-28  .........................     8,976   8,645,332
         United States Treasury:
          8.0%, 5-15-01  .........................    20,000  20,196,800
          6.375%, 8-15-02  .......................    12,000  12,067,440
          7.5%, 2-15-05  .........................    33,000  34,985,280
          6.5%, 8-15-05  .........................     4,000   4,100,640
          7.25%, 5-15-16  ........................     8,500   9,457,610
          6.25%, 8-15-23  ........................    30,000  30,585,900

       TOTAL UNITED STATES GOVERNMENT SECURITIES - 25.82%   $149,011,335
         (Cost: $151,044,409)

       TOTAL SHORT-TERM SECURITIES - 6.86%                  $ 39,623,742
         (Cost: $39,623,742)

       TOTAL INVESTMENT SECURITIES - 99.14%                 $572,118,051
         (Cost: $511,893,908)

       CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.86%       4,933,928

       NET ASSETS - 100.00%                                 $577,051,979
                  See Notes to Schedule of Investments on page 12.

       THE INVESTMENTS OF
       WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.
       SEPTEMBER 30, 2000


       Notes To Schedule of Investments
       *No income dividends were paid during the preceding 12 months.

       (A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, the value of these securities amounted to $7,011,790 or 1.22% of net assets.

       See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

       See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

       WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.
       STATEMENT OF ASSETS AND LIABILITIES
       SEPTEMBER 30, 2000
       (In Thousands, Except for Per Share Amounts)
       Assets
         Investment securities - at value
          (Notes 1 and 3)  .................................    $572,118
         Cash  .............................................           2
         Receivables:
          Investment securities sold .......................       7,117
          Dividends and interest  ..........................       2,810
          Fund shares sold  ................................         247
         Prepaid insurance premium .........................          24
                                                                --------
            Total assets ...................................     582,318
                                                                --------
       Liabilities
         Payable for investment securities purchased........       3,992
         Payable to Fund shareholders ......................       1,016
         Accrued service fee (Note 2) ......................         105
         Accrued transfer agency and dividend
          disbursing (Note 2)  .............................          95
         Accrued management fee (Note 2) ...................          22
         Accrued distribution fee (Note 2) .................          14
         Accrued accounting services fee (Note 2) ..........           7
         Other .............................................          15
                                                                --------
            Total liabilities ..............................       5,266
                                                                --------
             Total net assets  .............................    $577,052
                                                                ========
       Net Assets
         $1.00 par value capital stock
          Capital stock  ...................................    $ 71,482
          Additional paid-in capital  ......................     389,699
         Accumulated undistributed income:
          Accumulated undistributed net investment income  .       1,295
          Accumulated undistributed net realized gain
            on investment transactions .....................      54,352
          Net unrealized appreciation in value of
            investments ....................................      60,224
                                                                --------
            Net assets applicable to outstanding
             units of capital  .............................    $577,052
                                                                ========
       Net asset value per share (net assets divided
         by shares outstanding)
         Class A ...........................................       $8.07
         Class B............................................       $8.07
         Class C............................................       $8.07
         Class Y ...........................................       $8.07
       Capital shares outstanding
         Class A ...........................................      70,736
         Class B............................................         468
         Class C............................................         135
         Class Y ...........................................         143
       Capital shares authorized  ..........................     200,000
                     See notes to financial statements.

       WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.
       STATEMENT OF OPERATIONS
       For the Six Months Ended SEPTEMBER 30, 2000
       (In Thousands)

       Investment Income
         Income (Note 1B):
          Interest and amortization ........................      $7,110
          Dividends (net of foreign withholding taxes of $6)       2,419
                                                                 -------
            Total income ...................................       9,529
                                                                 -------
         Expenses (Note 2):
          Investment management fee  .......................       2,048
          Service fee:
            Class A.........................................         668
            Class B.........................................           3
            Class C.........................................           1
          Transfer agency and dividend
            disbursing:
            Class A.........................................         465
            Class B.........................................           4
            Class C.........................................           2
          Distribution fee:
            Class A.........................................          36
            Class B.........................................          10
            Class C.........................................           2
          Accounting services fee  .........................          36
          Custodian fees  ..................................          12
          Audit fees  ......................................          11
          Legal fees  ......................................           3
          Shareholder servicing - Class Y  .................           1
          Other  ...........................................          83
                                                                 -------
            Total expenses .................................       3,385
                                                                 -------
             Net investment income  ........................       6,144
                                                                 -------
       Realized and Unrealized Gain (Loss) on
         Investments (Notes 1 and 3)
         Realized net gain on securities ...................      16,615
         Unrealized depreciation in value of investments
          during the period  ...............................     (26,472)
                                                                 -------
            Net loss on investments ........................     (9,857)
                                                                 -------
             Net decrease in net assets resulting from
               operations ..................................    $(3,713)
                                                                 =======


                         See notes to financial statements.

       WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.
       STATEMENT OF CHANGES IN NET ASSETS
       (In Thousands)
                                                 For the six  For the fiscal
                                                 months ended   year ended
                                                September 30,   March 31,
                                                     2000          2000
       Increase (Decrease) in Net Assets        ------------  ------------
         Operations:
          Net investment income  ..............       $6,144     $13,052
          Realized net gain on investments  ...       16,615      76,590
          Unrealized depreciation  ............      (26,472)       (671)
                                                    --------    --------
            Net increase (decrease) in net
            assets resulting from operations ..      (3,713)      88,971
                                                    --------    --------
         Distributions to shareholders from (Note 1E):*
          Net investment income:
            Class A ...........................       (5,690)    (12,798)
            Class B ...........................          (15)        (6)
            Class C ...........................           (4)        (1)
            Class Y ...........................          (13)        (27)
          Realized gains on securities transactions:
            Class A ...........................           ---    (56,127)
            Class B ...........................           ---       (50)
            Class C ...........................           ---       (10)
            Class Y ...........................           ---        (98)
                                                    --------    --------
                                                      (5,722)    (69,117)
                                                    --------    --------
         Capital share transactions
          (Note 5)  ...........................      (13,181)     (2,587)
                                                    --------    --------
               Total increase (decrease) ......     (22,616)       17,267
       Net Assets
         Beginning of period ..................      599,668     582,401
                                                    --------    --------
         End of period, including undistributed
          net investment income of $1,295 and
          $873, respectively ..................     $577,052    $599,668
                                                    ========    ========


                    *See "Financial Highlights" on pages 16 - 19.


                         See notes to financial statements.

       WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.
       FINANCIAL HIGHLIGHTS
       Class A Shares
       For a Share of Capital Stock Outstanding
       Throughout Each Period:*

                            For the
                             six
                            months   For the fiscal year ended March 31,
                            ended    -----------------------------------
                            9-30-00   2000    1999   1998    1997   1996
                           -------- ------  ------ ------  ------ ------
       Net asset value,
         beginning of
         period ...........   $8.20  $7.97   $8.32  $7.57   $8.00  $6.95
                              -----  -----   -----  -----   -----  -----
       Income (loss) from investment
         operations:
         Net investment
          income  .........    0.09   0.18    0.33   0.24    0.24   0.24
         Net realized and
          unrealized gain (loss)
          on investments  .   (0.14)  1.04    0.04   1.58    0.22   1.35
                              -----  -----   -----  -----   -----  -----
       Total from investment
         operations .......   (0.05)  1.22    0.37   1.82    0.46   1.59
                              -----  -----   -----  -----   -----  -----
       Less distributions:
         From net investment
          income  .........   (0.08) (0.18)  (0.32) (0.24)  (0.24) (0.23)
         From capital gains   (0.00) (0.81)  (0.40) (0.83)  (0.65) (0.31)
                              -----  -----   -----  -----   -----  -----
       Total
         distributions ....   (0.08) (0.99)  (0.72) (1.07)  (0.89) (0.54)
                              -----  -----   -----  -----   -----  -----
       Net asset value,
         end of period ....   $8.07  $8.20   $7.97  $8.32   $7.57  $8.00
                              =====  =====   =====  =====   =====  =====

       Total return**  ....   -0.62% 16.36%   3.38% 25.20%   5.88% 23.29%
       Net assets, end of
         period (in
         millions) ........    $571   $597    $581   $599    $508   $502
       Ratio of expenses to
         average net assets    1.15%***1.15%  0.99%  0.91%   0.93%  0.89%
       Ratio of net investment
         income to average net
         assets ...........    2.10%***2.22%  2.69%  2.88%   3.01%  3.06%
       Portfolio turnover
         rate .............   17.53% 72.40%  50.68% 55.46%  40.29% 41.34%

         *Per-share amounts have been adjusted retroactively to reflect the
          200% stock dividend effected June 26, 1998.
        **Total return calculated without taking into account the sales load deducted on an initial purchase.
       ***Annualized.
                         See notes to financial statements.

       WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.
       FINANCIAL HIGHLIGHTS
       Class B Shares
       For a Share of Capital Stock Outstanding
       Throughout Each Period:

                                                  For the
                                   For the         period
                                     six             from
                                   months         10-4-99*
                                    ended         through
                                   9-30-00        3-31-00
                                   -------        -------
       Net asset value,
         beginning of period         $8.20          $8.11
                                     ----           ----
       Income (loss) from investment
         operations:
         Net investment income        0.04           0.05
         Net realized and
          unrealized gain (loss)
          on investments  .          (0.13)          0.91
                                     ----           ----
       Total from investment
         operations .......          (0.09)          0.96
                                     ----           ----
       Less distributions:
         From net investment
          income  .........          (0.04)         (0.06)
         From capital gains          (0.00)         (0.81)
                                     ----           ----
       Total distributions           (0.04)         (0.87)
                                     ----           ----
       Net asset value,
         end of period ....          $8.07          $8.20
                                     ====           ====

       Total return  ......          -1.09%         12.75%
       Net assets, end of
         period (in
         millions) ........             $4             $1
       Ratio of expenses to
         average net assets           2.09%**        2.08%**
       Ratio of net investment
         income to average
         net assets .......           1.19%**        1.14%**
       Portfolio turnover
         rate .............          17.53%         72.40%**

        *Commencement of operations.
       **Annualized.


                         See notes to financial statements.

       WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.
       FINANCIAL HIGHLIGHTS
       Class C Shares
       For a Share of Capital Stock Outstanding
       Throughout Each Period:

                                                  For the
                                   For the         period
                                     six             from
                                   months         10-5-99*
                                   ended          through
                                   9-30-00        3-31-00
                                   -------        -------
       Net asset value,
         beginning of period         $8.20          $8.09
                                     ----           ----
       Income (loss) from investment
         operations:
         Net investment income        0.03           0.05
         Net realized and
          unrealized gain (loss)
          on investments  .          (0.12)          0.93
                                     ----           ----
       Total from investment
         operations .......          (0.09)          0.98
                                     ----           ----
       Less distributions:
         From net investment
          income  .........          (0.04)         (0.06)
         From capital gains          (0.00)         (0.81)
                                     ----           ----
       Total distributions           (0.04)         (0.87)
                                     ----           ----
       Net asset value,
         end of period ....          $8.07          $8.20
                                     ====           ====

       Total return  ......          -1.10%         12.98%
       Net assets, end of
         period (000 omitted)       $1,084           $279
       Ratio of expenses to
         average net assets           2.19%**        2.23%**
       Ratio of net investment
         income to average
         net assets .......           1.10%**        1.09%**
       Portfolio turnover
         rate .............          17.53%         72.40%**

        *Commencement of operations.
       **Annualized.

                         See notes to financial statements.

       WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.
       FINANCIAL HIGHLIGHTS
       Class Y Shares
       For a Share of Capital Stock Outstanding
       Throughout Each Period:*
                                                                 For the
                            For the                               period
                              six           For the fiscal          from
                             months      year ended March 31,   1-4-96**
                            ended     ---------------------------through
                            9-30-00   2000    1999   1998    1997 3-31-96
                            ------- ------  ------ ------  ------ ------
       Net asset value,
         beginning of period  $8.20  $7.97   $8.33  $7.57   $8.00  $7.78
                              -----  -----   -----  -----   -----  -----
       Income (loss) from investment
         operations:
         Net investment
          income  .........    0.11   0.21    0.07   0.26    0.26   0.03
         Net realized and
          unrealized gain (loss)
          on investments  .   (0.15)  1.03    0.32   1.58    0.21   0.25
                              -----  -----   -----  -----   -----  -----
       Total from investment
         operations .......   (0.04)  1.24    0.39   1.84    0.47   0.28
                              -----  -----   -----  -----   -----  -----
       Less distributions:
         From net investment
          income  .........   (0.09) (0.20)  (0.35) (0.26)  (0.26) (0.06)
         From capital gains   (0.00) (0.81)  (0.40) (0.82)  (0.64) (0.00)
                              -----  -----   -----  -----   -----  -----
       Total distributions    (0.09) (1.01)  (0.75) (1.08)  (0.90) (0.06)
                              -----  -----   -----  -----   -----  -----
       Net asset value,
         end of period ....   $8.07  $8.20   $7.97  $8.33   $7.57  $8.00
                              =====  =====   =====  =====   =====  =====

       Total return  ......   -0.48% 16.72%   3.58% 25.43%   6.07%  3.53%
       Net assets, end of
         period (in
         millions) ........      $1     $1      $1    $11      $6     $6
       Ratio of expenses
         to average net
         assets ...........    0.89%***0.86%  0.81%  0.75%   0.75%  0.80%***
       Ratio of net
         investment income
         to average net
         assets ...........    2.37%***2.50%  3.32%  3.01%   3.20%  3.35%***
       Portfolio
         turnover rate ....   17.53% 72.40%  50.68% 55.46%  40.29% 41.34%***

         *Per-share amounts have been adjusted retroactively to reflect the
          200% stock dividend effected June 26, 1998.
        **Commencement of operations.
       ***Annualized.

                         See notes to financial statements.

       WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.
       NOTES TO FINANCIAL STATEMENTS
       SEPTEMBER 30, 2000

       NOTE 1 -- Significant Accounting Policies

            Waddell & Reed Advisors Continental Income Fund, Inc. (the "Fund"), formerly United Continental Income Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide current income to the extent that, in the opinion of the Fund's investment manager, market and economic conditions permit. As a secondary goal, this Fund seeks long-term appreciation of capital.
       The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

       A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

       B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

       C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

       D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

       E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

            The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

       NOTE 2 -- Investment Management and Payments to Affiliated Persons

            The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund accrues and pays the fee daily.

            Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

            The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.


                           Accounting Services Fee
                         Average
                      Net Asset Level           Annual Fee
                 (all dollars in millions) Rate for Each Level
                 ------------------------- -------------------
                   From $    0 to $   10         $      0
                   From $   10 to $   25         $ 11,000
                   From $   25 to $   50         $ 22,000
                   From $   50 to $  100         $ 33,000
                   From $  100 to $  200         $ 44,000
                   From $  200 to $  350         $ 55,000
                   From $  350 to $  550         $ 66,000
                   From $  550 to $  750         $ 77,000
                   From $  750 to $1,000         $ 93,500
                        $1,000 and Over          $110,000

       In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

       Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                               Accounting Services Fee
                         Average
                      Net Asset Level           Annual Fee
                 (all dollars in millions) Rate for Each Level
                 ------------------------- -------------------
                   From $    0 to $   10         $      0
                   From $   10 to $   25         $ 10,000
                   From $   25 to $   50         $ 20,000
                   From $   50 to $  100         $ 30,000
                   From $  100 to $  200         $ 40,000
                   From $  200 to $  350         $ 50,000
                   From $  350 to $  550         $ 60,000
                   From $  550 to $  750         $ 70,000
                   From $  750 to $1,000         $ 85,000
                        $1,000 and Over          $100,000

            For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.4125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

            Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

            As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $415,476. During the period ended September 30, 2000, W&R received $978 and $175 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $297,349 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

            Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

            Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

            The Fund paid Directors' fees of $8,712, which are included in other expenses.

            W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

       NOTE 3 -- Investment Security Transactions

            Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $97,119,224 while proceeds from maturities and sales aggregated $122,744,279. Purchases of short-term securities aggregated $579,141,306. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $552,728,734 and $17,461,927, respectively.

            For Federal income tax purposes, cost of investments owned at September 30, 2000 was $512,146,023, resulting in net unrealized appreciation of $59,972,028, of which $84,653,382 related to appreciated securities and $24,681,354 related to depreciated securities.

       NOTE 4 -- Federal Income Tax Matters

            For Federal income tax purposes, the Fund realized capital gain net income of $77,669,478 during the fiscal year ended March 31, 2000, of which a portion was paid to shareholders during the period ended March 31, 2000. Remaining capital gain net income will be distributed to the Fund's shareholders.

       NOTE 5 -- Multiclass Operations

            The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

            Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

            Transactions in capital stock are summarized below. Amounts are in thousands.


                                 For the       For the
                                six months   fiscal year
                                     ended         ended
                             September 30,     March 31,
                                      2000          2000
                              ------------  ------------
       Shares issued from sale
         of shares:
         Class A ............        2,048         4,530
         Class B.............          303           181
         Class C.............          105            33
         Class Y ............           34            25
       Shares issued from
         reinvestment of dividends
         and/or capital gains
         distribution:
         Class A ............          666         8,645
         Class B.............            1             8
         Class C.............            1             1
         Class Y ............            1            16
       Shares redeemed:
         Class A ............       (4,756)      (13,314)
         Class B.............           (8)         (17)
         Class C.............           (5)         ---*
         Class Y ............          (28)          (41)
                                    ------        ------
       Increase (decrease) in
         outstanding capital
         shares..............      (1,638)             67
                                    ======        ======
       Value issued from sale
         of shares:
         Class A ............       16,580       $36,528
         Class B.............        2,446         1,432
         Class C.............          848           259
         Class Y ............          274           202
       Value issued from
         reinvestment of dividends
         and/or capital gains
         distribution:
         Class A ............        5,441        66,193
         Class B.............           15            56
         Class C.............            4            11
         Class Y ............           12           125
       Value redeemed:
         Class A ............      (38,470)     (106,928)
         Class B.............          (63)        (128)
         Class C.............          (41)          (2)
         Class Y ............         (227)         (335)
                                  --------       -------
       Decrease in outstanding
         capital ............     $(13,181)     $ (2,587)
                                  ========       =======

       *Not shown due to rounding.

       INDEPENDENT AUDITORS' REPORT

       The Board of Directors and Shareholders,
       Waddell & Reed Advisors Continental Income Fund, Inc.:


       We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Continental Income Fund, Inc. (formerly United Continental Income Fund, Inc.) (the "Fund") as of September 30, 2000, and the related statement of operations for the six-month period then ended, the statement of changes in net assets for the six-month period then ended and the fiscal year ended March 31, 2000, and the financial highlights for the six-month period ended September 30, 2000 and for each of the five fiscal years in the period ended March 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Continental Income Fund, Inc. as of September 30, 2000, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended March 31, 2000, and the financial highlights for the six-month period ended September 30, 2000 and for each of the five fiscal years in the period ended March 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




       Deloitte & Touche LLP
       Kansas City, Missouri
       November 3, 2000

       DIRECTORS
       Keith A. Tucker, Overland Park, Kansas, Chairman of the Board James M. Concannon, Topeka, Kansas
       John A. Dillingham, Kansas City, Missouri
       David P. Gardner, San Mateo, California
       Linda K. Graves, Topeka, Kansas
       Joseph Harroz, Jr., Norman, Oklahoma
       John F. Hayes, Hutchinson, Kansas
       Robert L. Hechler, Overland Park, Kansas
       Henry J. Herrmann, Overland Park, Kansas
       Glendon E. Johnson, Miami, Florida
       William T. Morgan, Coronado, California
       Ronald C. Reimer, Mission Hills, Kansas
       Frank J. Ross, Jr., Kansas City, Missouri
       Eleanor B. Schwartz, Kansas City, Missouri
       Frederick Vogel III, Milwaukee, Wisconsin


       OFFICERS
       Robert L. Hechler, President
       Henry J. Herrmann, Vice President
       Theodore W. Howard, Vice President and Treasurer
       Cynthia P. Prince-Fox, Vice President
       Kristen A. Richards, Vice President and Secretary
       Daniel C. Schulte, Vice President

       To all traditional IRA Planholders:

       As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

       The Waddell & Reed Advisors Group of Mutual Funds

       Waddell & Reed Advisors Accumulative Fund
       Waddell & Reed Advisors Asset Strategy Fund, Inc. Waddell & Reed Advisors Bond Fund
       Waddell & Reed Advisors Cash Management, Inc.
       Waddell & Reed Advisors Continental Income Fund, Inc. Waddell & Reed Advisors Core Investment Fund
       Waddell & Reed Advisors Global Bond Fund, Inc.
       Waddell & Reed Advisors Government Securities Fund, Inc. Waddell & Reed Advisors High Income Fund, Inc.
       Waddell & Reed Advisors International Growth Fund, Inc. Waddell & Reed Advisors Municipal Bond Fund, Inc. Waddell & Reed Advisors Municipal High Income Fund, Inc. Waddell & Reed Advisors New Concepts Fund, Inc.
       Waddell & Reed Advisors Retirement Shares, Inc.
       Waddell & Reed Advisors Science and Technology Fund Waddell & Reed Advisors Small Cap Fund, Inc.
       Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. Waddell & Reed Advisors Vanguard Fund, Inc.












       FOR MORE INFORMATION:
       Contact your representative, or your
       local office as listed on your
       Account Statement, or contact:
         WADDELL & REED
         CUSTOMER SERVICE
         6300 Lamar Avenue
         P.O. Box 29217
         Shawnee Mission, KS 66201-9217
         (888)-WADDELL
         (888)-923-3355

       Our INTERNET address is:
         http://www.waddell.com


       NUR1004SA(9-00)

       For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.